Revenues and Cost of Revenues (Tables)	12 Months Ended
Dec. 31, 2022
Revenues and Cost of Revenues [Abstract]
Schedule of Revenues and Cost of Revenues	Our revenues consist of revenue derived from sales on Amazon. The following table discloses the breakdown of our revenues, cost of sales and gross profit for the periods set forth below:
	December 31,
	2022	2021
Revenues	$1,347	$-
Cost of goods sold	322	-

Gross profit	$1,025	$-